                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1

                             SUBSIDIARY ENTITY LIST
 (includes joint ventures, indirect ownership and 100% directly owned entities)

                                                                             STATE
COMPANY NAME                                                             INCORPORATED
-------------------------------------------------------------------------------------
1133 D.C., L.L.C.                                                             FL
f/k/a/ 1133 20th Street, L.L.C.
f/k/a Centrum 780, L.L.C.
-------------------------------------------------------------------------------------
1750 K, L.L.C.                                                                FL
-------------------------------------------------------------------------------------
280 INTERSTATE NORTH, L.L.C.                                                  DE
-------------------------------------------------------------------------------------
5660 NND, L.L.C.                                                              FL
-------------------------------------------------------------------------------------
ABB/DICKINSON PARTNERSHIP, LTD.                                               FL
-------------------------------------------------------------------------------------
ADVANTIS CONSTRUCTION COMPANY                                                 FL
f/k/a St. Joe Commercial Construction Services, Inc.
f/k/a St. Joe/Arvida Mortgage
-------------------------------------------------------------------------------------
ADVANTIS REAL ESTATE SERVICES COMPANY                                         FL
f/k/a St. Joe Commercial Property Services, Inc.
f/k/a Jacksonville Properties, Inc.
-------------------------------------------------------------------------------------
APALACHICOLA NORTHERN RAILROAD COMPANY                                        FL
-------------------------------------------------------------------------------------
ARTISAN PARK, L.L.C.                                                          DE
-------------------------------------------------------------------------------------
ARVIDA CAPITAL CONTRACTING, INC.                                              FL
-------------------------------------------------------------------------------------
ARVIDA CENTRAL FLORIDA CONTRACTING, INC.                                      FL
-------------------------------------------------------------------------------------
ARVIDA COMMUNITY SALES, INC.                                                  FL
-------------------------------------------------------------------------------------
ARVIDA HOUSING L.P., INC.                                                     DE
-------------------------------------------------------------------------------------
ARVIDA MID-ATLANTIC CONTRACTING, INC.                                         NC
-------------------------------------------------------------------------------------
ARVIDA MID-ATLANTIC HOMES, INC.                                               NC
-------------------------------------------------------------------------------------
ARVIDA NORTHEAST FLORIDA CONTRACTING, INC.                                    FL
-------------------------------------------------------------------------------------
ARVIDA RESORTS & CLUBS, L.L.C.                                                FL
f/k/a St. Joe/Arvida West Florida Resort Holdings, L.L.C.
d/b/a's:
Camp Creek Golf Club
WaterColor Inn
Fish Out of Water
Bait House
WaterColor Beach Club
St. Johns Golf & Country Club
Victoria Hills Golf Club
WaterColor Market
WaterColor Workout Center
SouthWood Golf Club
-------------------------------------------------------------------------------------
ARVIDA WEST FLORIDA CONTRACTING, INC.                                         FL
-------------------------------------------------------------------------------------
ARVIDA/JMB PARTNERS, L.P.                                                     DE
-------------------------------------------------------------------------------------
BEACON SQUARE, L.L.C.                                                         FL
-------------------------------------------------------------------------------------
C RIDGE ONE, L.L.C.                                                           FL
f/k/a St. Joe Commercial, L.L.C.
-------------------------------------------------------------------------------------
CODINA GROUP, INC.                                                            FL
f/k/a Codina Bush Group, Inc.
f/k/a Codina Group, Inc.
-------------------------------------------------------------------------------------
CROOKED CREEK REAL ESTATE COMPANY                                             FL
-------------------------------------------------------------------------------------
CROOKED CREEK UTILITY COMPANY                                                 FL
-------------------------------------------------------------------------------------
DEERFIELD COMMONS I, LLC                                                      DE
-------------------------------------------------------------------------------------
DEERFIELD PARK, LLC                                                           GA
-------------------------------------------------------------------------------------
EAGLE POINT, L.L.C.                                                           FL
-------------------------------------------------------------------------------------
GEORGIA WIND I, LLC                                                           FL
f/k/a Georgia Wind, LLC
-------------------------------------------------------------------------------------
GEORGIA WIND II, LLC                                                          FL
-------------------------------------------------------------------------------------

                             SUBSIDIARY ENTITY LIST
 (includes joint ventures, indirect ownership and 100% directly owned entities)

                                                                             STATE
COMPANY NAME                                                             INCORPORATED
-------------------------------------------------------------------------------------
GEORGIA WIND III, LLC                                                         FL
-------------------------------------------------------------------------------------
GOODMAN-SEGAR-HOGAN-HOFFLER, LP                                               VA
d/b/a Goodman-Segar-Hogan-Hoffler Limited Partnership in North
Carolina
-------------------------------------------------------------------------------------
MCNEILL BURBANK HOMES, LLC                                                    NC
-------------------------------------------------------------------------------------
MILLENIA PARK ONE, L.L.C.                                                     FL
-------------------------------------------------------------------------------------
MONTEITH HOLDINGS, LLC                                                        NC
-------------------------------------------------------------------------------------
PASEOS MORTGAGE, LLC                                                          DE
-------------------------------------------------------------------------------------
PASEOS TITLE, LLC                                                             DE
-------------------------------------------------------------------------------------
PASEOS, LLC                                                                   DE
f/k/a Jupiter Woods, LLC a Arvida(R)/Terrabrook(TM) Community
-------------------------------------------------------------------------------------
PSJ DEVELOPMENT L.P.                                                          DE
-------------------------------------------------------------------------------------
PSJ WATERFRONT, LLC                                                           FL
-------------------------------------------------------------------------------------
RESIDENTIAL COMMUNITY MORTGAGE COMPANY, LLC                                   DE
f/k/a Community Residential Mortgage Services, LLC
-------------------------------------------------------------------------------------
RESIDENTIAL COMMUNITY TITLE COMPANY                                           DE
-------------------------------------------------------------------------------------
RIVERCREST MORTGAGE, LLC                                                      DE
-------------------------------------------------------------------------------------
RIVERCREST TITLE, LLC                                                         DE
-------------------------------------------------------------------------------------
RIVERCREST, LLC                                                               DE
-------------------------------------------------------------------------------------
RIVERSIDE CORPORATE CENTER, L.L.C.                                            FL
-------------------------------------------------------------------------------------
SAUSSY BURBANK, INC.                                                          NC
-------------------------------------------------------------------------------------
SGW, INC.                                                                     FL
-------------------------------------------------------------------------------------
SJA LICENSES ETC. COMPANY                                                     FL
-------------------------------------------------------------------------------------
SJP TECHNOLOGY COMPANY                                                        FL
-------------------------------------------------------------------------------------
SOUTHEAST BONDED HOMEBUILDER WARRANTY ASSOCIATION, L.L.C.                     FL
f/k/a Sunbelt Bonded Homebuilder Warranty Association, L.L.C.
-------------------------------------------------------------------------------------
SOUTHEAST INSURANCE COMPANY                                                   VT
-------------------------------------------------------------------------------------
SOUTHHALL CENTER, L.L.C.                                                      FL
-------------------------------------------------------------------------------------
SOUTHWOOD MORTGAGE, INC.                                                      FL
-------------------------------------------------------------------------------------
SOUTHWOOD REAL ESTATE, INC.                                                   FL
-------------------------------------------------------------------------------------
ST. JAMES ISLAND UTILITY COMPANY                                              FL
-------------------------------------------------------------------------------------
ST. JOE CAPITAL I, INC.                                                       DE
-------------------------------------------------------------------------------------
ST. JOE COMMERCIAL DEVELOPMENT, INC.                                          DE
-------------------------------------------------------------------------------------
ST. JOE COMMERCIAL, INC.                                                      FL
-------------------------------------------------------------------------------------
ST. JOE DEERWOOD PARK, L.L.C.                                                 FL
-------------------------------------------------------------------------------------
ST. JOE DEVELOPMENT, INC.                                                     FL
-------------------------------------------------------------------------------------
ST. JOE FINANCE COMPANY                                                       FL
-------------------------------------------------------------------------------------
ST. JOE LAND COMPANY                                                          FL
-------------------------------------------------------------------------------------
ST. JOE RESIDENTIAL ACQUISITIONS, INC.                                        FL
f/k/a St. Joe/James Island Development, Inc.
f/k/a St. Joe/Alaqua Lakes, Inc.
-------------------------------------------------------------------------------------
ST. JOE TERMINAL COMPANY                                                      FL
-------------------------------------------------------------------------------------
ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C. successor by merger of         DE
St. Joe Timberland Company, a Florida corporation,
f/k/a St. Joseph Land and Development Company into St. Joe Timberland
Company of Delaware, a Delaware corporation
-------------------------------------------------------------------------------------
ST. JOE UTILITIES COMPANY                                                     FL
-------------------------------------------------------------------------------------
ST. JOE/ARVIDA COMPANY, INC.                                                  FL
-------------------------------------------------------------------------------------

                             SUBSIDIARY ENTITY LIST
 (includes joint ventures, indirect ownership and 100% directly owned entities)

                                                                             STATE
COMPANY NAME                                                             INCORPORATED
-------------------------------------------------------------------------------------
ST. JOE/ARVIDA COMPANY, L.P.                                                  DE
d/b/a Education Partners
-------------------------------------------------------------------------------------
ST. JOE/CENTRAL FLORIDA DEVELOPMENT, INC.                                     FL
-------------------------------------------------------------------------------------
ST. JOE/CENTRAL FLORIDA MANAGEMENT, INC.                                      FL
-------------------------------------------------------------------------------------
ST. JOE/CNL PLAZA, INC.                                                       FL
-------------------------------------------------------------------------------------
ST. JOE/CNL REALTY GROUP, LTD.                                                FL
-------------------------------------------------------------------------------------
ST. JOE-ARVIDA HOME BUILDING, L.P.                                            DE
-------------------------------------------------------------------------------------
ST. JOE-SOUTHWOOD PROPERTIES, INC.,                                           FL
f/k/a Southwood Properties, Inc.
f/k/a Jacksonville Properties, Inc.
-------------------------------------------------------------------------------------
SUNSHINE STATE CYPRESS, INC.                                                  FL
-------------------------------------------------------------------------------------
TALISMAN SUGAR CORPORATION                                                    FL
-------------------------------------------------------------------------------------
THE PORT ST. JOE MARINA, INC.                                                 FL
-------------------------------------------------------------------------------------
TNT DEERWOOD, L.L.C.                                                          FL
-------------------------------------------------------------------------------------
VICTORIA PARK MORTGAGE, INC.                                                  FL
-------------------------------------------------------------------------------------
VICTORIA PARK REAL ESTATE, INC.                                               FL
-------------------------------------------------------------------------------------
WAKULLA SILVER SPRINGS COMPANY                                                FL
-------------------------------------------------------------------------------------
WATERCOLOR REALTY, INC.                                                       FL
-------------------------------------------------------------------------------------
WATERSOUND REALTY, INC.                                                       FL
-------------------------------------------------------------------------------------
WESTCHASE DEVELOPMENT VENTURE, L.P.                                           TX
-------------------------------------------------------------------------------------
WESTSIDE CORPORATE CENTER, L.L.C.                                             FL
-------------------------------------------------------------------------------------